UNANIMOUS WRITTEN CONSENT
OF THE MANAGER OF
EXACTUS ONE WORLD, LLC,

(an Oregon limited liability company)

The undersigned, constituting all the Managers of Exactus One World, LLC (the "Company") do hereby waive any and all requirements for the holding of a meeting of the Managers of the Company pursuant to Section 6.11 of the Amended and Restated Operating Agreement of the Company (the "A&R Agreement") and do hereby adopt the following resolutions by signing this written consent effective as of the 11th day of March 2019.

APPOINTMENT OF PRESIDENT AND CO-MANAGER

WHEREAS, the Company is a majority-owned subsidiary of Exactus, Inc. ("Exactus") and Emiliano Aloi is the duly appointed President of Exactus since March 11, 2019 (the "Effective Date");

WHEREAS, the Manager and Members desires to elect Emiliano Aloi and Bobby White as co-managers, with all the duties and authority that are normally associated with the office of Manager, as provided in Article VI and Article IX of the A&R Agreement;

NOW THEREFORE BE IT RESOLVED, that the appointment of Emiliano Aloi and Bobby White as Managers of the Company, is hereby approved, ratified and confirmed, effective as of the Effective Date; and be it further

RESOLVED, Section 6.05(a) of the A&R Agreement is hereby amended by deleting Section 6.05(a) in its entirety and replacing such section with the following:

(a) The number of Managers of the Company shall be three (3) and the managers shall be Shea McInvale, Emiliano Aloi and Bobby White. The Managers may only be removed by a Super Majority in Interest, provided, however, Shea McInvale and Bobby White may be removed and replaced by Adam Popejoy and Emiliano Aloi may be removed and replaced by Exactus; and it is further

RESOLVED, Section 6.05(b) of the A&R Agreement is hereby amended by deleting each reference to "two (2)" Managers, and replacing each such reference with "three (3)" Managers.

OMNIBUS RESOLUTIONS

RESOLVED, that the Managers of the Company be, and they hereby are, authorized, empowered and directed to execute, deliver and perform, in the name and on behalf of the Company, and to cause to be executed, delivered and performed on behalf of the Company any documents, agreements and instruments contemplated thereby and relating thereto, in each case with such changes, deletions, additions and alterations thereon or thereto, whether substantial or insubstantial, as he may, in his discretion, determine to be necessary, advisable or proper to carry out the transactions contemplated thereby, and may approve, the execution and delivery thereof by the Manager to be conclusive evidence, binding upon the Company, of such determination and approval by the Managers and of approval thereof by the Company; and it is further

RESOLVED, that the Managers of the Company be, and they hereby are, authorized, empowered and directed, in the name and on behalf of the Company, to take such additional action and to execute and deliver such additional agreements, documents and instruments as he may deem necessary or appropriate to implement the provisions of the foregoing resolutions, the authority for the taking of such action and the execution and delivery of such agreements, documents and instruments to be conclusively evidenced thereby; and it is further

RESOLVED, that all actions heretofore taken by the Managers of the Company in furtherance of the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects; and it is further

RESOLVED, that the Managers of the Company be, and they hereby are, authorized and may certify that this resolution has been duly adopted, is in full force and effect and is in accordance with the provisions of the Agreement of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, being all of the Members of the Company, consent hereto in writing as of the date first set forth above, and direct that this instrument be filed with the minutes of proceedings of the Company.

ADAM POPEJOY (MEMBER)

SHEA THOMAS MCINVALE (MANAGER AND MEMBER)

BOBBY WHITE (MEMBER)

EXACTUS, INC. (MEMBER)

By: Philip J. Young

Chief Executive Officer

<u>AGREED AND ACCEPTED:</u>
EMILIANO ALOI

BOBBY WHITE

EXACTUS, INC. (MEMBER)

By: Philip J. Young

Chief Executive Officer

AGREED AND ACCEPTED:
EMILIANO ALOI

BOBBY WHITE